UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006 (November 3, 2006)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As of November 3, 2006, Mid-America Apartment Communities, Inc. (the “Company”), has during the 2006 fiscal year acquired various apartment communities located in North Carolina, Texas, Arizona and Georgia for a total gross contractual purchase price of $196,300,000. Accordingly, the Company is hereby filing certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X relating to the properties detailed below and henceforth referred to as the “Acquired Properties”:

Apartment		Number	Date
Community	Location	of Units	Acquired

Preserve at Brier Creek	Raleigh, NC	250	January 19, 2006

Silverado	Austin, TX	312	March 23, 2006

Grand Courtyard	Dallas, TX	390	April 27, 2006

Reserve at Woodwind Lakes	Houston, TX	328	September 6, 2006

Talus Ranch	Phoenix, AZ	240	September 29, 2006

Sansol	Phoenix, AZ	240	September 29, 2006

Oaks at Wilmington Island	Savannah, GA	306	October 12, 2006

ITEM 9.01 Financial Statements and Exhibits

Financial Statements and Exhibits

(a) Financial statements of real estate operations acquired

Silverado apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2005

Reserve at Woodwind Lakes apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2005 and six months ended June 30, 2006 (unaudited)

Talus Ranch apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2005 and six months ended June 30, 2006 (unaudited)

Sansol apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2005 and six months ended June 30, 2006 (unaudited)

Oaks at Wilmington Island apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2005 and nine months ended September 30, 2006 (unaudited)

Preserve at Brier Creek apartments:

Statement of revenue and certain expenses for twelve months ended December 31, 2005 (unaudited)

Grand Courtyard apartments

Statement of revenue and certain expenses for twelve months ended December 31, 2005 (unaudited) and three months ended March 31, 2006 (unaudited)

(b) Pro Forma Financial Information

Pro forma condensed consolidated balance sheet as of September 30, 2006 (unaudited)

Pro forma condensed consolidated statements of operations for the nine months ended September 30, 2006 (unaudited) and for the twelve months ended December 31, 2005 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: November 28, 2006	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Silverado Apartments (the Acquisition Property), as described in Note 1, for the year ended December 31, 2005. This statement is the responsibility of the Acquisition Properties management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses for the Acquisition property. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2005, in conformity with generally accepted accounting principals.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
October 24, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

SILVERADO APARTMENTS

Twelve months ended
December 31, 2005

Rental and other property income	$2,896,814

Rental expenses:
Operating expenses	858,501
Real estate taxes	614,112
Repairs and maintenance	110,463
1,583,076

Revenue in excess of certain expenses	$1,313,738

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
SILVERADO APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements includes the operations of Silverado Apartments (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Austin, Texas was acquired by a subsidiary of the Operating Partnership on March 23, 2006 and contains 312 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Reserve at Woodwind Lakes Apartments (the Acquisition Property), as described in Note 1, for the year ended December 31, 2005. This statement is the responsibility of the Acquisition Properties management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses for the Acquisition Property. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2005, in conformity with generally accepted accounting principals.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
October 13, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

RESERVE AT WOODWIND LAKES APARTMENTS

		Six months ended
	Twelve months ended	June 30, 2006
	December 31, 2005	(unaudited)

Rental and other property income	$2,803,640	$1,497,039

Rental expenses:
Operating expenses	829,092	354,593
Real estate taxes	583,941	257,115
Repairs and maintenance	290,801	116,523
	1,703,834	728,231

Gross income in excess of certain expenses	$1,099,806	$768,808

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
RESERVE AT WOODWIND LAKES APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements includes the operations of Reserve at Woodwind Lakes Apartments (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Houston, Texas was acquired by a subsidiary of the Operating Partnership on September 6, 2006 and contains 328 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Talus Ranch Apartments (the Acquisition Property), as described in Note 1, for the year ended December 31, 2005. This statement is the responsibility of the Acquisition Properties management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses for the Acquisition Property. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2005, in conformity with generally accepted accounting principals.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
September 29, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

TALUS RANCH APARTMENTS

		Six months ended
	Twelve months ended	June 30, 2006
	December 31, 2005	(unaudited)

Rental and other property income	$1,297	$212,128

Rental expense:
Operating expenses	98,551	263,162
Real estate taxes	-	13,677
Repairs and maintenance	-	18,320
	98,551	295,159

Revenues in excess of certain expenses	$(97,254)	$(83,031)

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
TALUS RANCH APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements includes the operations of Talus Ranch Apartments (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Phoenix was acquired by the Operating Partnership on September 29, 2006 and contains 240 units. The Acquisition Property was newly constructed in 2005 and 2006 with multiple buildings which were certified for occupancy between November, 2005 and June, 2006. Accordingly, the statement of revenue and certain expenses reflect the initial rental period ended December 31, 2005.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Sansol Apartments (the Acquisition Property), as described in Note 1, for the year ended December 31, 2005. This statement is the responsibility of the Acquisition Properties management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses for the Acquisition Property. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2005, in conformity with generally accepted accounting principals.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
September 29, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

SANSOL APARTMENTS

		Six months ended
	Twelve months ended	June 30, 2006
	December 31, 2005	(unaudited)

Rental and other property income	$4,118	$192,076

Rental expenses:
Operating expenses	97,248	264,915
Real estate taxes	-	14,987
Repairs and maintenance	-	14,591
	97,248	294,493

Revenues in excess of certain expenses	$(93,130)	$(102,417)

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
SANSOL APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements includes the operations of Sansol Apartments (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Phoenix was acquired by the Operating Partnership on September 29, 2006 and contains 240 units. The Acquisition Property was newly constructed in 2005 and 2006 with multiple buildings which were certified for occupancy between November, 2005 and June 2006. Accordingly, the statement of revenue and certain expenses reflect the initial rental period ended December 31, 2005.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Oaks at Wilmington Island (the Acquisition Property), as described in Note 1, for the year ended December 31, 2005. The statement is the responsibility of the Acquisition Properties management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses for the Acquisition Property. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2005, in conformity with generally accepted accounting principals.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
October 23, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

OAKS AT WILMINGTON ISLAND

		Nine months ended
	Twelve months ended	September 30, 2006
	December 31, 2005	(unaudited)

Rental and other property income	$2,648,839	$2,178,989

Rental expenses:
Operating expenses	726,381	471,469
Real estate taxes	236,269	189,482
Repairs and maintenance	132,209	144,230
	1,094,859	805,181

Revenue in excess of certain expenses	$1,553,980	$1,373,808

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
OAKS AT WILMINGTON ISLAND

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

 The accompanying financial statements includes the operations of Oaks at Wilmington Island (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Savannah, Georgia was acquired by the Operating Partnership on October 12, 2006 and contains 306 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, insurance, utilities, advertising, and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses was prepared on the same basis as the statement of revenues and certain expenses for the year ended December 31, 2005. In the opinion of the management of the property, all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

PRESERVE AT BRIER CREEK APARTMENTS

Twelve months ended
December 31, 2005
(unaudited)

Rental and other property income	$2,409,501

Rental expenses
Operating expenses	584,667
Real estate taxes	206,702
Repairs and maintenance	142,613
933,982

Gross income in excess of certain expenses	$1,475,519

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
PRESERVE AT BRIER CREEK APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying unaudited financial statements includes the operations of Preserve at Brier Creek (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the Company) and Mid-America Apartments, L.P. (the Operating Partnership). The Acquisition Property, a multi-family residential property located in Raleigh, North Carolina was acquired by the Operating Partnership on January 19, 2006 and contains 250 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

GRAND COURTYARD APARTMENTS

	Twelve months ended	Three months ended
	December 31, 2005	March 31, 2006
	(unaudited)	(unaudited)

Rental and other property income	$3,309,998	$860,797

Rental expenses
Operating expenses	910,237	212,320
Real estate taxes	638,484	159,636
Repairs and maintenance	129,076	43,280
	1,677,797	415,236

Gross income in excess of certain expenses	$1,632,201	$445,561

The accompanying notes are an integral part of this schedule.

MID-AMERICA APARTMENT COMMUNITIES, INC.

NOTES TO STATEMENT OF REVENUE
AND CERTAIN EXPENSES
GRAND COURTYARD APARTMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying unaudited financial statements includes the operations of Grand Courtyard (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the Company) and Mid-America Apartments, L.P. (the Operating Partnership). The Acquisition Property, a multi-family residential property located in Dallas, Texas and was acquired by a subsidiary of the Operating Partnership on April 27, 2006 and contains 390 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Pro Forma Condensed Consolidated Balance Sheet

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Mid-America Apartment Communities, Inc. is presented as if Oaks at Wilmington Island had been acquired on September 30, 2006. The remaining Acquired Properties were acquired prior to September 30, 2006 and therefore are already represented in the historical amounts. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2006 and for the year ended December 31, 2005 and the historical consolidated financial statements and notes thereto of the Company reported on Form 10-Q for the nine-month period ended September 30, 2006 and on Form 10-K for the year ended December 31, 2005. In management’s opinion, all adjustments necessary to reflect the acquisition of Oaks at Wilmington Island have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at September 30, 2006, nor does it purport to represent the future financial position of the Company.

Mid-America Apartment Communities, Inc.
Pro forma condensed consolidated balance sheet
September 30, 2006 (Unaudited)
(Dollars in thousands)
	Historical	Pro Forma	Pro Forma
	Amounts (A)	Adjustments (B)	Amounts
Assets:
Real estate assets:
Land	$204,569	$5,508	$210,077
Buildings and improvements	1,888,083	23,662	1,911,745
Furniture, fixtures and equipment	50,032	78	50,110
Capital improvements in progress	10,549	-	10,549
	2,153,233	29,248	2,182,481
Less accumulated depreciation	(522,721)	-	(522,721)
	1,630,512	29,248	1,659,760

Land held for future development	2,360	-	2,360
Commercial properties, net	6,966	-	6,966
Investments in and advances to real estate joint venture	3,839	-	3,839
Real estate assets, net	1,643,677	29,248	1,672,925

Cash and cash equivalents	7,689	2,286	9,975
Restricted cash	5,186	-	5,186
Deferred financing costs, net	15,715	-	15,715
Other assets	38,730	(12,473)	26,257
Goodwill	5,051	-	5,051
Assets held for sale	7,435	-	7,435
Total assets	$1,723,483	$19,061	$1,742,544

Liabilities and Shareholders' Equity:
Liabilities:
Notes payable	$1,202,217	$18,911	$1,221,128
Accounts payable	678	-	678
Accrued expenses and other liabilities	50,827	77	50,904
Security deposits	7,498	73	7,571
Liabilities associated with assets held for sale	213	-	213
Total liabilities	1,261,433	19,061	1,280,494

Minority interest	32,207	-	32,207

Shareholders' equity:
Preferred stock, $.01 par value, 20,000,000 shares authorized,
$166,863 or $25 per share liquidation preference:
9 1/4% Series F Cumulative Redeemable Preferred Stock,
3,000,000 shares authorized, 474,500 shares issued and outstanding	5	-	5
8.30% Series H Cumulative Redeemable Preferred Stock,
6,200,000 shares authorized, 6,200,000 shares issued and outstanding	62	-	62
Common stock, $.01 par value per share, 50,000,000 shares authorized;
24,489,874 and 22,048,372 shares issued and outstanding at
September 30, 2006, and December 31, 2005, respectively	245	-	245
Additional paid-in capital	782,249	-	782,249
Other	-	-
Accumulated distributions in excess of net income	(363,717)	-	(363,717)
Accumulated other comprehensive income	10,999	-	10,999
Total shareholders' equity	429,843	-	429,843
Total liabilities and shareholders' equity	$1,723,483	$19,061	$1,742,544

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)
Represents the condensed consolidated balance sheet of the Company as of September 30, 2006, as contained in the historical consolidated financial statements and notes thereto filed on Form 10-Q. This includes the completed acquisitions of the Acquired Properties, except for Oaks at Wilmington Island, that were purchased during the nine month period ended September 30, 2006 for a total purchase price of $167.3 million of which $5.2 million has been allocated to the FMV of leases. These acquisitions were funded through draws under the Company’s line of credit facilities, various equity transactions, and the assumption of a mortgage note.

(B)
Represents the acquisition of Oaks at Wilmington Island for a total purchase price of $29.1 million of which $1.0 million has been allocated to the FMV of leases. The acquisition was funded through $18.9 million in draws under a line of credit facility and the remainder from proceeds of equity issued prior to September 30, 2006. The proceeds were received subsequent to September 30, 2006 and accordingly were recorded as a receivable within other assets in the Historical Amounts.

Pro Forma Condensed Consolidated Statements of Operations

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2006 and for the twelve months ended December 31, 2005 of the Company is presented as if the Acquired Properties had been acquired on January 1, 2005.

     These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

     The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2006 or for the twelve months ended December 31, 2005 assuming the above transactions had been consummated on January 1, 2005, nor do they purport to represent the future results of operations of the Company.

Mid-America Apartment Communities, Inc.
Pro forma condensed consolidated statement of operations
Nine months ended September 30, 2006 (Unaudited)
(Dollars in thousands, except per share data)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS

Operating revenues:
Rental revenues	$230,396	$7,054	$237,450
Other property revenues	10,558	246	10,804
Total property revenues	240,954	7,300	248,254
Management fee income	157	-	157
Total operating revenues	241,111	7,300	248,411
Property operating expenses:
Personnel	28,230	1,031	29,261
Building repairs and maintenance	8,737	455	9,192
Real estate taxes and insurance	30,158	1,375	31,533
Utilities	14,726	484	15,210
Landscaping	6,429	160	6,589
Other operating	10,690	604	11,294
Depreciation	57,899	1,962	59,861
Total property operating expenses	156,869	6,071	162,940
Property management expenses	9,591	-	9,591
General and administrative expenses	8,708	-	8,708
Income from continuing operations before non-operating items	65,943	1,229	67,172
Interest and other non-property income	494	-	494
Interest expense	(47,039)	(3,709)	(50,748)
Gain (loss) on debt extinguishment	(551)	-	(551)
Amortization of deferred financing costs	(1,508)	(151)	(1,659)
Minority interest in operating partnership income	(1,196)	-	(1,196)
(Loss) income from investments in real estate joint ventures	(135)	-	(135)
Incentive fee from real estate joint ventures	-	-	-
Net (loss) gain on insurance and other settlement proceeds	171	-	171
Gain on sale of non-depreciable assets	32	-	32
Gain on disposition within real estate joint ventures	-	-	-
Income from continuing operations	16,211	(2,631)	13,580
Discontinued operations:
Income from discontinued operations before
asset impairment, settlement proceeds and gain on sale	437	-	437
Asset impairment on discontinued operations	-	-	-
Net loss on insurance and other settlement proceeds on
discontinued operations	-	-	-
Net income	16,648	(2,631)	14,017
Preferred dividend distribution	10,472	-	10,472
Net income available for common shareholders	$6,176	$(2,631)	$3,545

Weighted average shares outstanding (in thousands):
Basic	23,099	23,099	23,099
Effect of dilutive stock options	226	226	226
Diluted	23,325	23,325	23,325

Net income available for common shareholders	$6,176	$(2,631)	$3,545
Discontinued property operations	(437)	-	(437)
Income from continuing operations available for common shareholders	$5,739	$(2,631)	$3,108

Earnings per share - basic:
Income from continuing operations
available for common shareholders	$0.25	$(0.11)	$0.13
Discontinued property operations	$0.02	$-	$0.02
Net income available for common shareholders	$0.27	$(0.11)	$0.15

Earnings per share - diluted:
Income from continuing operations
available for common shareholders	$0.24	$(0.11)	$0.13
Discontinued property operations	$0.02	$-	$0.02
Net income available for common shareholders	$0.26	$(0.11)	$0.15

See accompanying notes.

Mid-America Apartment Communities, Inc.
Pro forma condensed consolidated statement of operations
Twelve months ended December 31, 2005 (Unaudited)
(Dollars in thousands, except per share data)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (C)	AMOUNTS

Operating revenues:
Rental revenues	$285,965	$13,512	$299,477
Other property revenues	11,165	539	11,704
Total property revenues	297,130	14,051	311,181
Management fee income	325	-	325
Total operating revenues	297,455	14,051	311,506
Property operating expenses:
Personnel	35,771	1,632	37,403
Building repairs and maintenance	11,097	725	11,822
Real estate taxes and insurance	37,677	2,634	40,311
Utilities	16,749	732	17,481
Landscaping	7,978	335	8,313
Other operating	14,444	769	15,213
Depreciation	75,050	8,039	83,089
Total property operating expenses	198,766	14,866	213,632
Property management expenses	11,871	-	11,871
General and administrative expenses	10,354	-	10,354
Income from continuing operations before non-operating items	76,464	(815)	75,649
Interest and other non-property income	498	-	498
Interest expense	(58,751)	(5,112)	(63,863)
Gain (loss) on debt extinguishment	(409)	-	(409)
Amortization of deferred financing costs	(2,011)	(242)	(2,253)
Minority interest in operating partnership income	(1,571)	-	(1,571)
(Loss) income from investments in real estate joint ventures	65	-	65
Incentive fee from real estate joint ventures	1,723	-	1,723
Net (loss) gain on insurance and other settlement proceeds	749	-	749
Gain on sale of non-depreciable assets	334	-	334
Gain on disposition within real estate joint ventures	3,034	-	3,034
Income from continuing operations	20,125	(6,169)	13,956
Discontinued operations:
Income from discontinued operations before
asset impairment, settlement proceeds and gain on sale	(113)	-	(113)
Asset impairment on discontinued operations	(243)	-	(243)
Net loss on insurance and other settlement proceeds on
discontinued operations	(25)	-	(25)
Net income	19,744	(6,169)	13,575
Preferred dividend distribution	14,329	-	14,329
Net income available for common shareholders	$5,415	$(6,169)	$(754)

Weighted average shares outstanding (in thousands):
Basic	21,405	21,405	21,405
Effect of dilutive stock options	202	202	202
Diluted	21,607	21,607	21,607

Net income available for common shareholders	$5,415	$(6,169)	$(754)
Discontinued property operations	381	-	381
Income from continuing operations available for common shareholders	$5,796	$(6,169)	$(373)

Earnings per share - basic:
Income from continuing operations
available for common shareholders	$0.27	$(0.29)	$(0.02)
Discontinued property operations	$(0.02)	$-	$(0.02)
Net income available for common shareholders	$0.25	$(0.29)	$(0.04)

Earnings per share - diluted:
Income from continuing operations
available for common shareholders	$0.27	$(0.29)	$(0.01)
Discontinued property operations	$(0.02)	$-	$(0.02)
Net income available for common shareholders	$0.25	$(0.29)	$(0.03)

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)
Represents the historical consolidated statement of operations of the Company as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)
Represents the pro forma revenues and expenses prior to acquisition during the nine months ended September 30, 2006 attributable to the Acquired Properties as if the acquisitions had occurred on January 1, 2005. Interest expense of $3.7 million includes pro forma interest of $2.9 million attributable to draws under a line of credit and $0.8 million attributable to a mortgage note assumed. Depreciation expense of $2.0 million includes 1.0 million for the amortization of the FMV of leases. Depreciation relates to the aggregate purchase price of $196.3 million less the allocation to land of $32.5 million, less $1.4 million for other acquisition adjustments.

(C)
Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the Acquired Properties as if the acquisitions had occurred on January 1, 2005. Interest expense of $5.1 million includes pro forma interest of $3.9 million attributable to draws under a line of credit and $1.2 million attributable to a mortgage note assumed. Depreciation expense of $8.0 million includes $4.3 million for the amortization of the FMV of leases. Depreciation relates to the aggregate purchase price of $196.3 million less the allocation to land of $32.5 million, less $1.4 million for other acquisition adjustments.

(D)
The pro forma table below reflects cash generated from operations for the Company for the twelve months ended December 31, 2005 as if the Acquired Properties were acquired on January 1, 2005. This statement does not purport to forecast actual operating results for any period in the future.

	Historical	Pro Forma	Pro Forma
	Amounts	Adjustments	Amounts

Net income	$19,744	$(6,169)	$13,575
Addback: Depreciation of real estate assets	73,704	8,039	81,743
Subtract: Net gain on insurance and other settlement proceeds	749	-	749
Subtract: Gain on dispositions within unconsolidated entities	3,034	-	3,034
Subtract: Net loss on insurance and other settlement
proceeds of discontinued operations	(25)	-	(25)
Addback: Depreciation of real estate assets of real estate
joint ventures	482	-	482
Subtract: Preferred dividend distribution	14,329	-	14,329
Addback: Minority interest in operating partnership income	1,571	-	1,571
Funds from operations	77,414	1,870	79,284
Capital Expenditures			(26,300)
Cash from operations			$52,984